UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 26, 2012

-------------

Smart Ventures, Inc.

 (Name of Small Business issuer in its charter)

   Nevada                                                    000-53338                               95-0427221

(State or other jurisdiction of               (Commission File No.)                    (IRS Employer  incorporation or organization)                                                                  Identification Number)

1720 Arezzo Circle

Boynton Beach, FL  33436

 (Address of principal executive offices)

                                                                 561-283-1560

(Registrant’s telephone number)

-------------------------

Item 5.02. Departure of Directors

On August 26, 2012,  Lance  Larsen resigned as president of Smart

Ventures Inc. and Jamie Bond assumed the duties of President.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBITS

99.1 August 26, 2012 Board of Directors Resolution

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Smart Ventures, Inc.

/s/Jaimie Bond   President

Jaimie Bond

/s/Lance R. Larsen

   Lance R. Larsen,

August 30, 2012